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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 January 4, 2002
                Date of report (Date of earliest event reported)



                          VELOCITY EXPRESS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                    000-28452                  87-0355929
     (State or Other         (Commission File Number)        (IRS Employer
       Jurisdiction                                       Identification No.)
    of Incorporation)


           7803 Glenroy Road, Suite 200, Bloomington, Minnesota 55439
                    (Address of Principal Executive Offices)

                                 (612) 492-2400
              (Registrant's telephone number, including area code)

                       UNITED SHIPPING & TECHNOLOGY, INC.
                                  (Former Name)

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ITEM 5.  Other Events.

         On January 4, 2002, United Shipping & Technology, Inc. (the "Company") changed its state of incorporation from Utah to Delaware. The reincorporation was approved by holders of a majority of the Company's outstanding shares, voting in person or by proxy, at its annual meeting held on December 18, 2001. The reincorporation was accomplished by merging the Company with and into Velocity Express Corporation, a Delaware corporation ("Velocity") and a wholly-owned subsidiary of the Company, with the Delaware corporation surviving. In connection with the merger, the Company changed its name to Velocity Express Corporation. The Company also reserved the ticker symbol "VEXP" and intends to begin trading on the Nasdaq SmallCap Market under such symbol on Monday, January 14, 2002. Each share of common stock of the Utah corporation was converted into one share of common stock, par value $0.004 per share, of the Delaware corporation. It is not necessary for shareholders to exchange their existing stock certificates in the Utah corporation for stock certificates of the Delaware corporation.

         This Form 8-K is being filed by Velocity as a successor issuer pursuant to paragraph (f) of Rule 12g-3 under the Securities Exchange Act of 1934. Upon consummation of the reincorporation described above, Velocity's common stock was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder.

         Prior to completion of the reincorporation, the Company announced that it reached agreements with the holders of at least two-thirds of the outstanding shares of each series of its preferred stock whereby the preferred shareholders waived their rights with respect to the cash redemption features of their respective preferred stock. These agreements allowed the Company to reclassifiy the preferred stock from mezzanine debt into shareholders' equity.

ITEM 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                   Exhibit No.                Description
                   -----------                -----------

                      2.1 Agreement and Plan of Merger by and between United Shipping & Technology, Inc., a Utah corporation and Velocity Express Corporation, a Delaware corporation dated December 6, 2001.

                      3.1 Certificate of Incorporation of Velocity Express Corporation, a Delaware corporation.

                      3.2 Bylaws of Velocity Express Corporation, a Delaware corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 9, 2002               By:  /s/ Wesley C. Fredenburg
                                         ------------------------------------
                                         Name:  Wesley C. Fredenburg
                                         Title: Secretary and General Counsel

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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

    2.1 Agreement and Plan of Merger by and between United Shipping & Technology, Inc., a Utah corporation and Velocity Express Corporation, a Delaware corporation dated December 6, 2001.

    3.1 Certificate of Incorporation of Velocity Express Corporation, a Delaware corporation.

    3.2 Bylaws of Velocity Express Corporation, a Delaware corporation.